UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 24, 2022

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-261-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 28, 2022, TRxADE HEALTH, INC., (“Trxade” or the “Company”) issued a press release announcing it will hold a conference call and webcast at 5:00 p.m. Eastern time regarding its financial results for the three months and full year ended December 31, 2021. A copy of the press release, which includes information on the conference call and webcast and a summary of such financial results is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information contained in this Current Report (and included as exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Trxade is making reference to non-GAAP financial information in both the press release and the conference call/webcast. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective on March 24, 2022, the Company authorized the indemnification, to the extent allowed pursuant to federal and state law, and the Company’s governing documents, and subject to a final non-appealable adjudication of any claims, of Mr. Suren Ajjarapu, the Company’s Chief Executive Officer and Chairman, in the event that Mr. Ajjarapu is required to guaranty the Company’s obligations under its lease for its principal business location (which total an aggregate of approximately $1.18 million over the five year term of the lease), which lease agreement provides for the personal guaranty of Mr. Ajjarapu of such lease obligation, but which guaranty has not been documented or memorialized to date.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 relating to the Bylaws Amended (as defined and discussed in Item 5.03), is incorporated in this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent that the indemnification described in Item 2.03 above is deemed a material compensatory plan, contract or arrangement, or otherwise disclosable pursuant to this Item 5.02, the information contained in Item 2.03 hereof is incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective on March 24, 2022, the Company’s Board of Directors, pursuant to the power provided to the Board of Directors by the Company’s Amended and Restated Bylaws (the “Bylaws”), and the Company’s Certificate of Incorporation, as amended, amended Section 3.11 of the Company’s Bylaws to remove such provision thereof from the Bylaws in its entirety, which Section of the Bylaws required the affirmative vote of at least two-thirds of the Company’s outstanding voting shares to remove a member of the Board of Directors of the Company from office (the “Bylaws Amendment”).

The foregoing description of the Bylaws Amendment is qualified in its entirety by reference to the full text of the Bylaws Amendment filed herewith as Exhibit 3.1 hereto, and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The Company’s management plans to hold virtual roadshows and meetings with current and prospective investors, funding sources, and others, and to attend certain virtual conferences from time to time.

A copy of the presentation which the Company will use in connection with such conferences, roadshows and meetings is being furnished as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated by reference herein, and is also available on the Company’s website at https://investors.trxadegroup.com/nasdaq-meds/presentations-nasdaq-meds/, which website includes information the Company does not desire to incorporate by reference into this report.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.2, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1*	Amendment to Amended and Restated Bylaws effective March 24, 2022
99.1**	Press Release of TRxADE HEALTH, INC. dated March 28, 2022
99.2**	TRxADE HEALTH, INC. – March 2022 PowerPoint Presentation
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

** Furnished herewith.

Forward Looking Statements

The press release attached hereto as Exhibit 99.1 and [presentation attached hereto as Exhibit 99.2], contain certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties should be carefully considered. We caution you not to place undue reliance on the forward-looking statements, which involve known and unknown risks, uncertainties and relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release and presentation as well as in the Company’s other filings with the Securities and Exchange Commission. These statements also involve known and unknown risks, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov and in the “NASDAQ:MEDS” — “SEC Filings” section of the Company’s website at https://www.investors.trxadegroup.com, and specifically including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent periodic reports. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRXADE HEALTH, INC.

Date: March 28, 2022	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer